                                                                   Exhibit 23.1


                      CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 33-65688 and 33-98852) and in the Prospectus constituting part of the Registration Statements on Form S-3 (Nos. 333-10949
and 333-12435) of Molten Metal Technology, Inc. of our report dated May 23, 1997 appearing on page F-1 of this Annual Report on Form 10-K.



Price Waterhouse LLP


Boston, Massachusetts
May 23, 1997